Exhibit 10.2

Execution Version

LETTER AGREEMENT

This Letter Agreement (“Letter Agreement”)  is entered into as of January 23, 2017, by and among Leap Therapeutics, Inc., a Delaware corporation (“Leap”), Leap Shareholder Royalty Vehicle, LLC, a Delaware limited liability company (“Leap SRV”), HealthCare Ventures VIII, L.P., a Delaware limited partnership (“HCV VIII”), HealthCare Ventures IX, L.P., a Delaware limited partnership (“HCV IX”), HealthCare Strategic Fund, L.P., a Delaware limited partnership (“HCV Strategic”), and Eli Lilly and Company, an Indiana corporation (“Lilly” and, together with HCV VIII, HCV IX and HCV Strategic, the “Initial Members”).

WHEREAS, the Initial Members own 100% of the capital stock of Leap;

WHEREAS, Leap is a party to that certain Agreement and Plan of Merger, dated as of August 29, 2016, by and among Leap, Macrocure Ltd., a company formed under the laws of the State of Israel and registered under No. 514083765 with the Israeli Registrar of Companies, and M-CO Merger Sub Ltd., a company formed under the laws of the State of Israel and registered under No. 515506855 with the Israeli Registrar of Companies (as amended and in effect from time to time, the “Merger Agreement”);

WHEREAS, as contemplated by the Merger Agreement and the transactions contemplated therein (the “Merger”), Leap’s board of directors has authorized Leap to distribute to each Initial Member, in each Initial Member’s capacity as a shareholder of Leap, immediately prior to the consummation of the Merger the right (such right and the corresponding right of all other Initial Members being referred to, collectively, as, the “Royalty Rights”) to receive such Initial Member’s pro rata portion (calculated as between the Initial Members with respect to their ownership of Leap on an as-converted to common stock basis) (its “Pro Rata Portion”) of (i) royalties equal to two percent (2%) of Net Sales of DKN-01 Products (as such terms are defined in the Royalty Agreement, defined below) and (ii) royalties equal to five percent (5%) of Net Sales of TRX518 Products (as such terms are defined in the Royalty Agreement); provided that, among other things, the Initial Members, Leap and Leap SRV have made the acknowledgments contained herein;

WHEREAS, simultaneously with the execution of this Letter Agreement, the Initial Members are executing and delivering the limited liability operating agreement of Leap SRV pursuant to which the Initial Members are agreeing to become members of Leap SRV on the terms and conditions set forth in such limited liability company agreement; and

WHEREAS, simultaneously with the execution of this Agreement, Leap SRV  is entering into that certain Royalty Agreement with Leap (the “Royalty Agreement”), which governs each parties rights and obligations with respect to the Royalty Rights.

NOW, THEREFORE, by signing below, the Initial Members, Leap and Leap SRV acknowledge and agree as follows:

1.              The Royalty Rights shall be treated for tax purposes as having been distributed by Leap to the Initial Members and contributed by the Initial Members to Leap SRV as a capital contribution in respect of each such Initial Member’s membership interest in Leap SRV.

2.              The Royalty Agreement and the performance by Leap of its obligations under the Royalty Agreement shall supersede any obligations of Leap to make any royalty payments to any Initial Member in respect of each such Initial Member’s portion of the Royalty Rights.

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IN WITNESS WHEREOF, the undersigned has made and executed this Letter Agreement on the date first set forth above.

LEAP THERAPEUTICS, INC.

By:	/s/ Christopher K. Mirabelli
Name:	Christopher K. Mirabelli
Title:	Chief Executive Officer

LEAP SHAREHOLDER ROYALTY
VEHICLE, LLC.

By:	/s/ Douglas E. Onsi
Name:	Douglas E. Onsi
Title:	Manager

HEALTHCARE VENTURES VIII, L.P.

By:	HealthCare Partners VIII, L.P.
its General Partner

	By:	HealthCare Partners VIII, LLC
its General Partner

		By:	/s/ Jeffrey B. Steinberg
		Name:	Jeffrey B. Steinberg
		Title:	Administrative Officer

HEALTHCARE VENTURES IX, L.P.

By:	HealthCare Partners IX, L.P.
its General Partner

	By:	HealthCare Partners IX, LLC
its General Partner

		By:	/s/ Jeffrey B. Steinberg
		Name:	Jeffrey B. Steinberg
		Title:	Administrative Officer

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[Signature Page to Letter Agreement]

HEALTHCARE VENTURES STRATEGIC FUND, L.P.

By:	HealthCare Strategic Partners, LLC
its General Partner

	By:	/s/ Jeffrey B. Steinberg
	Name:	Jeffrey B. Steinberg
	Title:	Administrative Officer

ELI LILLY AND COMPANY

By:	/s/ Darren J. Carroll
Name:	Darren J. Carroll
Title:	Sr. Vice President
Corporate Business Development

[Signature Page to Letter Agreement]